Debt Instruments at Amortized Cost (Tables)	12 Months Ended
Dec. 31, 2023
Debt Instruments At Amortized Cost [Abstract]
Summary of Debt Instruments at Amortized Cost

As at December 31, 2023 and 2022, this account consists of:

	2023	2022
	(in million pesos)
Retail Treasury Bonds	440	440
BDO Asean Bonds	100	100
Fixed Rate Treasury Notes, or FXTN	55	56
	595	596
Less: Current portion of debt instrument at amortized cost (Note 27)	200	—
Noncurrent portion of debt instrument at amortized cost (Note 27)	395	596